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                            [LOGO] Expedition Funds





                                  Prospectus
________________________________________________________________________________



Expedition Equity Fund
Expedition Bond Fund
Class B Shares

November 16, 1998

THE EXPEDITION FUNDS
THE EXPEDITION BOND FUND
THE EXPEDITION EQUITY FUND

PROSPECTUS

The shares offered by this prospectus represent interests in two diversified portfolios known as The Expedition Bond Fund (the "Bond Fund") and the Expedition Equity Fund (the "Equity Fund") (each a "Fund" and collectively the "Funds"). Each Fund is one of a series of investment portfolios in The Expedition Funds (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Bond Fund is to provide current income. The Fund pursues this investment objective by investing in a professionally managed, diversified portfolio consisting primarily of bonds, as well as other fixed income securities.

The investment objective of the Equity Fund is to provide growth of capital, with a secondary objective of income. The Fund pursues this investment objective by investing in a professionally managed, diversified portfolio consisting primarily of common stocks issued by mid- and large-capitalization companies.

Compass Bank, an Alabama state banking corporation, professionally manages each Fund's portfolio.

This prospectus offers Class B Shares of each Fund.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF ITS AFFILIATES, OR OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF ITS AFFILIATES, OR BY ANY BANK, AND ARE NOT OBLIGATIONS OF, GUARANTEED BY OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Compass Bank, an Alabama banking corporation, serves as investment adviser and custodian of the Funds, and Compass Bank and certain of its affiliates provide or may provide certain other services to the Funds, for which services Compass Bank and/or its affiliates will be compensated. SEI Investments Distribution Co., which is not affiliated with Compass Bank, is the sponsor and serves as distributor of the Funds.

This prospectus contains the information you should read and know before you invest in a Fund. Keep this prospectus for future reference.

The Trust has also filed a Statement of Additional Information dated November 16, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge by calling 1-800-992-2085. To obtain other information or make inquiries about a Fund, contact the Trust at the address listed in the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated November 16, 1998

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS                                                           4
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GENERAL INFORMATION                                                            6
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INVESTMENT INFORMATION                                                         7
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 Investment Objectives                                                         7
 Investment Policies                                                           7
 General Investment Policies                                                  12
 Investment Limitations                                                       16
FUND INFORMATION                                                              17
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 Management of the Funds                                                      17
 Distribution of Fund Shares                                                  18
 Administration of the Funds                                                  19
NET ASSET VALUE                                                               19
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INVESTING IN SHARES                                                           20
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 Share Purchases                                                              20
 What Shares Cost                                                             21
 Sales Charges--Class B Shares                                                21
 Systematic Investment Program                                                22
 Dividends                                                                    23
 Capital Gains                                                                23
EXCHANGE PRIVILEGE                                                            23
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REDEEMING SHARES                                                              25
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 Accounts with Low Balances                                                   26
SHAREHOLDER INFORMATION                                                       27
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 Voting Rights                                                                27
EFFECT OF BANKING LAWS                                                        27
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TAX INFORMATION                                                               28
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PERFORMANCE INFORMATION                                                       28
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ADDRESSES                                                                     30
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                                       I

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                                CLASS B SHARES
                       SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...................................  None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...................................  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, if applicable).......................... 5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)......  None*
Exchange Fee............................................................  None

*Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

                        ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)
                                                                    Bond  Equity
                                                                    Fund   Fund
                                                                    ----  ------
Management Fee (after waivers) (1)................................   .50%   .75%
12b-1 Fee (2).....................................................  1.00%  1.00%
Total Other Expenses (3)..........................................   .36%   .34%
   Total Operating Expenses (1),(4) ..............................  1.86%  2.09%

(1) The Adviser has agreed, on a voluntary basis, to waive or reimburse its management fee for the Class B Shares of the Bond Fund and Equity Fund to the extent necessary to keep the Total Operating Expenses for the current fiscal year from exceeding 2.10% and 2.25%, respectively. Upon commencement of operations of Class B, the Adviser will further, on a voluntary basis, waive its management fees for the Bond Fund a total of .25%. The management fees in the table above reflect this .25% fee waiver. Absent the management fee waivers, the management fees for the Bond Fund would be .75%. The Adviser reserves the right, at its sole discretion, to terminate these waivers or reimbursements at any time.

(2) Rule 12b-1 fees include .75% for distribution related activities and .25% for shareholder servicing activities.

(3) The Trust, either directly or through its transfer agent, may enter into arrangements with recordkeepers and others who provide services to shareholders, and may compensate such entities for their services. Any such arrangements, if entered into, may increase a Fund's "Total Other Expenses."

(4) Absent the Adviser's and the Distributor's voluntary fee waivers, if any, Total Operating Expenses for the Bond Fund would be 2.11%.

  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF CLASS B SHARES OF EACH FUND WILL BEAR EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FUND INFORMATION" AND "INVESTING IN SHARES."

EXAMPLE                                       1 Year 3 Years 5 Years 10 Years*
-------                                       ------ ------- ------- ---------
You would pay the following expenses on a
$1,000 investment assuming (1) a 5% annual
return and (2) deduction of the maximum
applicable contingent deferred sales charge:
Bond Fund
 Assuming complete redemption at end of
 period......................................  $71    $ 96    $123      N/A
 Assuming no redemptions.....................  $21    $ 66    $113      N/A
Equity Fund
 Assuming complete redemption at end of
 period......................................  $73    $100    $130      N/A
 Assuming no redemptions.....................  $23    $ 70    $120      N/A

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. BECAUSE THE EQUITY FUND HAS JUST RECENTLY BECOME OPERATIONAL AS OF THE DATE OF THIS PROSPECTUS, THE FUND HAS NOT PROJECTED EXPENSES BEYOND THE THREE-YEAR PERIOD SHOWN. LONG-TERM HOLDERS OF CLASS B SHARES MAY EVENTUALLY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES OTHERWISE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.'S CONDUCT RULES.

* Class B Shares automatically convert to Investment Shares after 8 years. Investment Shares are described in a separate prospectus.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The following information has been audited by Deloitte & Touche LLP, the Trust's independent auditors, as indicated in their report dated December 5, 1997 on the Trust's financial statements as of October 31, 1997 which are incorporated by reference into the Trust's Statement of Additional
Information. This table should be read in conjunction with the Trust's financial statements and related notes thereto. The Trust did not offer Class
B shares as of October 31, 1997 and therefore no financial highlights are presented for such shares. Because Class B shares are subject to different sales charges and expense levels, the total return and yield, for the same period, will ordinarily differ among classes. The Expedition Equity Fund did not offer Investment Shares as of October 31, 1997 and therefore no financial highlights are presented for such shares. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-992-2085.
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 REALIZED
                                    AND
                                UNREALIZED  DISTRIBU-  DISTRIBU-
           NET ASSET             GAINS OR     TIONS      TIONS   NET ASSET
            VALUE,      NET      (LOSSES)    FROM NET    FROM     VALUE,
           BEGINNING INVESTMENT     ON      INVESTMENT  CAPITAL     END    TOTAL
           OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS   OF PERIOD RETURN
           --------- ---------- ----------- ---------- --------- --------- ------
EQUITY FUND
-----------
 Institutional Shares
 1997(/1/)  $10.00      0.02        0.25      (0.02)     (0.86)    $9.39    2.96%
BOND FUND
---------
 Investment Shares
 1997       $ 9.77      0.53        0.08      (0.53)       --      $9.85    6.41%(/3/)
 1996         9.92      0.58       (0.15)     (0.58)       --       9.77    4.44%(/3/)
 1995         9.54      0.63        0.38      (0.63)       --       9.92   10.94%(/3/)
 1994        10.40      0.54       (0.86)     (0.54)       --       9.54   (3.12%)(/3/)
 1993        10.25      0.63        0.21      (0.63)     (0.06)    10.40    8.42%(/3/)
 1992(/2/)   10.00      0.36        0.25      (0.36)       --      10.25    6.24%(/3/)

-----------
*  Annualized.
(1) Commenced operations on June 13, 1997.
(2) Commenced operations on April 20, 1992.
(3) Based on net asset value, which does not reflect the sales charge, if applicable.

                                                  RATIO OF
                                                    NET
           RATIO OF    RATIO OF       RATIO      INVESTMENT
   NET     EXPENSES      NET       OF EXPENSES   INCOME TO
  ASSETS      TO      INVESTMENT   TO AVERAGE     AVERAGE                 AVERAGE
  END OF   AVERAGE      INCOME     NET ASSETS    NET ASSETS   PORTFOLIO   COMMIS-
  PERIOD     NET      TO AVERAGE   (EXCLUDING    (EXCLUDING   TURNOVER     SION
  (000)     ASSETS    NET ASSETS    WAIVERS)      WAIVERS)      RATE       RATE
 --------  --------   ----------   -----------   ----------   ---------   -------
 $237,567   1.09%*      0.53%*       1.09%*        0.53%*      64.68%     $0.0519
 $ 23,630   1.13%       5.46%         1.56%        5.03%       69.09%         --
   44,552   1.08%       5.90%         1.58%        5.40%       77.00%         --
   63,521   1.04%       6.51%         1.51%        6.04%       79.00%         --
   58,827   1.20%       5.44%         1.50%        5.14%       91.00%         --
   97,246   1.11%       6.11%         1.40%        5.82%       69.00%         --
   65,984   0.79%*      6.79%*       1.39%*        6.19%*      88.00%         --

GENERAL INFORMATION
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 7, 1989. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established three classes of shares of each Fund, Investment Shares, Class B Shares and Institutional Shares. Investment Shares and Institutional Shares are offered in a separate Prospectus.

Class B Shares of each Fund are primarily designed for customers of Compass Bank and its correspondents and affiliates (including customers obtaining brokerage and related services from Compass Brokerage, Inc.), other than individuals and entities establishing fiduciary, trust, agency, private banking, custody or similar relationships with the Asset Management Group of Compass Bank or a trust division of a banking affiliate of Compass Bancshares, Inc. or trust company affiliate of Compass Bancshares, Inc., who desire a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities. Except as noted herein, a minimum initial investment of $1,000 is required and subsequent investments must be in amounts of at least $100.

The Trust also offers two other portfolios: The Expedition Money Market Fund; and The Expedition Tax-Free Money Market Fund. Information regarding the Trust's other portfolios and classes is contained in separate prospectuses that may be obtained by calling 1-800-992-2085.

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The investment objective of a Fund cannot be changed without approval of shareholders. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

BOND FUND

The investment objective of the Bond Fund is to provide current income.

EQUITY FUND

The investment objective of the Equity Fund is to provide growth of capital, with a secondary objective of income.
INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

BOND FUND

ACCEPTABLE INVESTMENTS. The Fund invests primarily in bonds as well as other fixed income securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in bonds, which may include debentures and notes, issued by U.S. and foreign companies as well as by U.S. and foreign governments and supranational entities. All such instruments must be denominated in U.S. dollars and must be rated "A" or better by one or more nationally recognized statistical rating organization ("NRSRO") at the time of purchase. Under normal circumstances, the Fund's average weighted maturity will be maintained at from 3 to 5 years. In the event that a security owned by the Fund is downgraded below the stated rating categories, Compass Bank (the "Adviser") will review and take appropriate action with regard to the security. The Fund may invest any remaining assets in a variety of fixed income securities, as further described below.

TEMPORARY INVESTMENTS. The Fund may invest up to 100% of its assets in cash and short-term obligations during times of unusual market conditions for temporary defensive purposes. Short-term obligations include:
  . obligations of the U.S. Government or its agencies or instrumentalities;

  . high quality commercial paper;
  . shares of money market mutual funds;
  . short-term obligations issued by domestic banks and U.S. branches of foreign banks; and
  . repurchase agreements.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government securities. U.S. Government securities in which the Fund invests include:
  . direct obligations of the U.S. Treasury, including STRIPs and zero coupon securities; and
  . obligations of U.S. Government agencies or instrumentalities, which may include but are not limited to Federal Home Loan Banks, Government National Mortgage Association, Fannie Mae, and the Federal Home Loan Mortgage Corporation.

Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government, or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Obligations of Federal Home Loan Banks are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of the Federal Home Loan Mortgage Corporation are backed by the credit of the agency issuing the obligations.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities which are issued by private entities. The mortgage-related securities in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. Government securities; or (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of any agency or instrumentality of the U.S. Government. The underlying mortgage pools may consist of both fixed and adjustable rate mortgages. Other mortgage-related securities that may be purchased by the Fund include "CMOs" and "REMICs" (discussed below).

ASSET-BACKED SECURITIES (NON-MORTGAGE). Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purposes of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as interest rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically. Zero coupon obligations may include interest only and principal only components of fixed income securities, as well as interests in trusts that issue interests in fixed income securities, such as "CATs" and "TIGRs."

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

CMOS/REMICS. Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") are mortgage-backed securities issued by a non-governmental entity, such as a trust or corporation. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturity or final distribution dates, resulting in a loss of all or part of any premium paid. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

CONVERTIBLE SECURITIES. Convertible securities are corporate securities that are exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DOLLAR ROLLS. Dollar roll transactions consist of the sale of mortgage-backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased, are earmarked or otherwise segregated until the transaction is settled.

GUARANTEED INVESTMENT CONTRACTS ("GICS"). GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies and therefore may be considered illiquid.

BANK INVESTMENT CONTRACTS ("BICS"). BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are not assignable or transferable without the permission of the issuing bank or savings and loan institution and therefore may be considered illiquid.

EQUITY FUND

ACCEPTABLE INVESTMENTS. The Fund invests primarily (at least 80% of the value of its total assets) in common stocks issued by mid- and large-capitalization companies. The Fund may invest any remaining assets in warrants and rights to purchase common stocks, preferred stocks convertible into common stock, non-convertible preferred stocks, U.S. dollar denominated equity securities of foreign issuers listed on national securities exchanges or actively traded in the over-the-counter market, and American Depositary Receipts ("ADRs"). The Fund also may purchase and sell ("write") put and call options (including options on indices) and may purchase financial futures contracts and options thereon. The Fund also may purchase bonds convertible into common stock and Standard & Poor's Depositary Receipts ("SPDRs").

TEMPORARY INVESTMENTS. The Fund may invest a portion of its assets in cash, shares of money market mutual funds and repurchase agreements for liquidity reasons. For temporary defensive purposes during times of unusual market conditions, as determined by the Adviser, the Fund may invest up to 100% of its assets in these securities.

EQUITY SECURITIES. Equity securities consist primarily of common stocks and instruments exchangeable or convertible into common stocks. Common stock represents units of ownership in a corporation or other company. Investments in equity securities are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

GENERAL INVESTMENT POLICIES

The following investment policies and strategies apply to both the Bond Fund and the Equity Fund.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions deemed by the adviser to be creditworthy pursuant to guidelines established by the Trustees.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies including, pending approval from the Securities and Exchange Commission, affiliated money market funds. A Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. A Fund's purchase of investment company securities may result in a layering of expenses.

RESTRICTED SECURITIES. Each Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Restricted securities may be illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain obligations may carry variable or floating rates of interest, and may involve conditional or unconditional demand features. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities on a short-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities filed for bankruptcy or became insolvent, disposition of the securities may be delayed.

PUT AND CALL OPTIONS. Each Fund may purchase put and call options on its portfolio securities. The Funds may also write (sell) put and call options on all or any portion of its portfolio to generate income for the Funds. A Fund only will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. In the case of put options, the Funds will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities.

A Fund can purchase or write options that are either traded over-the-counter or on an exchange. A Fund will generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. A Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Adviser.

SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

FINANCIAL FUTURES AND OPTIONS ON FUTURES. Each Fund may purchase and sell financial futures contracts. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

Each Fund also may write put and call options and purchase put and call options on financial futures contracts. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling the futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option. When a Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, a Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option. When a Fund purchases futures contracts, it will collateralize its position by depositing amount of cash and cash equivalents equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian.

A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing non-hedging futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

INVESTMENT RISKS. The value of a Fund's shares will fluctuate. With regard to the Bond Fund, the amount of this fluctuation is dependent upon the quality and maturity of the securities in the Fund's portfolio, as well as on market conditions. Prices of securities eligible for purchase by the Bond Fund are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. Equity securities in which the Equity Fund invests are subject to market risks which may cause their prices to fluctuate. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Equity Fund's net asset value.

The Bond Fund may invest in mortgage-related securities which may have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-related securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-related securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial statements and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.

SPECIAL RISKS ASSOCIATED WITH FINANCIAL FUTURES AND OPTIONS ON FINANCIAL FUTURES. When a Fund uses financial futures and options on financial futures there is a risk that the prices of the securities subject to the futures contracts may not correlate with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, a Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

INVESTMENT LIMITATIONS

The Bond Fund will not:

  . borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets and pledge up to 10% of the value of its total assets to secure such borrowings; or
  . with respect to securities comprising 75% of its assets, invest more than 5% of its total assets in securities of one issuer (except cash and cash items, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Equity Fund will not:

  . borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets and pledge up to 10% of the value of its total assets to secure such borrowings; or
  . with respect to securities comprising 75% of its assets, invest more than 5% of its total assets in securities of one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

Each Fund will not:

  . invest more than 15% of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

FUND INFORMATION
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES. The Board of Trustees is responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust and subject to direction by the Trustees, investment decisions for the Funds are made by Compass Bank, an Alabama state banking corporation that is a Federal Reserve System member bank, as each Fund's investment adviser (the "Adviser"). The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of each Fund.

  ADVISORY FEES. The Adviser is entitled to receive an annual investment advisory fee equal to .75% of each Fund's average daily net assets payable from the assets of a Fund. The Adviser may choose to voluntarily waive or reimburse a portion of its fee. The Adviser reserves the right, in its sole discretion, to terminate these voluntary waivers or reimbursements at any time.

  ADVISER'S BACKGROUND. The Adviser is a wholly-owned subsidiary of Compass Bancshares, Inc. ("Bancshares"), a bank holding company organized under the laws of Delaware. Through its subsidiaries and affiliates, Bancshares, the 48th largest bank holding company in the United States in terms of total assets as of December 31, 1997, offers a full range of financial services to the public including commercial lending, depository services, cash management, brokerage services, retail banking, credit card services, investment advisory services, and trust services.

  As of December 31, 1997, the Adviser offered a broad range of commercial banking services. The Adviser has served as investment adviser to mutual funds since February 5, 1990. Through the Compass Asset Management Group, the Adviser and certain other affiliates of Bancshares provide investment advisory and management services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1997, the Compass Asset Management Group had approximately $7.7 billion under administration ($5.08 billion of which was under administration by the Adviser), of which the Compass Asset Management Group had discretion over approximately $2.8 billion ($1.8 billion of which was comprised of assets of accounts over which the Adviser exercised discretion).

  As part of its regular banking operations, the Adviser may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of the Adviser. The lending relationship will not be a factor in the selection of securities.

  Each Fund is managed by members of the Expedition Portfolio Management Team and no one person is responsible for making investment decisions for a Fund.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (the "Distributor") is the principal distributor for shares of each Fund. The Distributor is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments") and is the principal distributor for a number of investment companies. In connection with the sale of Shares, the Distributor may, from time to time, offer certain items of nominal value to any shareholder or investor.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Pursuant to the provisions of a distribution and shareholder servicing plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), each Fund may pay the Distributor an amount computed at an annual rate of 1.00% of the average daily net asset value of the Class B Shares of each Fund. Of the amounts paid under the Plan, .75% may be used to finance any activity which is principally intended to result in the sale of shares subject to the Plan and .25% may be used for shareholder servicing activities.

The Distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers, including the Adviser and various other affiliates of Bancshares, to provide sales and/or administrative services as agents for their clients or customers who beneficially own Class B Shares of a Fund. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities; and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding a Fund; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Funds reasonably request. The Plan is a compensation type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor except as described above.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. SEI Investments Mutual Funds Services (the "Administrator"), a wholly-owned subsidiary of SEI Investments provides each Fund with certain administrative personnel and services necessary to operate each Fund. Such services include shareholder servicing and certain legal and accounting services. For these services the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .20% of each Fund's average daily net assets payable from the assets of a Fund. The Administrator may choose to voluntarily waive a portion of its fee. The Administrator reserves the right, in its sole discretion, to terminate these voluntary waivers at any time.

TRANSFER AGENT/SERVICING AGENT. State Street Bank and Trust Company (the "Transfer Agent") and Boston Financial Data Services, Inc. act as transfer agent and servicing agent, respectively for the Trust, and are entitled to compensation payable from the assets of a Fund.

CUSTODIAN. Compass Bank, an Alabama state banking corporation, which is also the Adviser, is custodian for the securities and cash of each Fund for which it receives an annual fee of 0.02% of each Fund's daily net assets payable from the assets of a Fund and is reimbursed for its out-of-pocket expenses.

NET ASSET VALUE
-------------------------------------------------------------------------------

Each Fund's net asset value per share fluctuates. Net asset value for a class of shares of a Fund is determined by dividing the sum of the market value of all securities and other assets attributable to the class, less liabilities attributable to the class, by the number of shares of the class outstanding.

Net asset values are determined as of the close of regular trading of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. (Central time) on days on which the NYSE is open for business (a "Business Day").

INVESTING IN SHARES
-------------------------------------------------------------------------------

SHARE PURCHASES

Class B Shares are made available through personal investment officers or other authorized registered representatives of Compass Brokerage, Inc., an affiliate of the Adviser and a member of the NASD, or through the Transfer Agent at 1-800-992-2085.

Class B Shares of each Fund may be purchased by investors on each Business Day. The Trust reserves the right to reject any purchase request.

To purchase Class B Shares, an investor may call their Compass Brokerage, Inc. personal investment officer or other authorized registered representative or the Transfer Agent at 1-800-992-2085 to place an order. The minimum initial investment for Class B Shares of each Fund is $1,000, except for an IRA account, which requires a minimum initial investment of $500. Subsequent investments must be in amounts of at least $100. Payment may be made either by check or wire transfer of federal funds or by debiting a customer's account at a Bancshares banking affiliate.

To purchase by check, the check must be included with the order and made
payable to "The Expedition Funds      Fund--Class B Shares." Purchase orders
received after the Fund's net asset value has been determined will be priced at the next Business Day's net asset value. Orders are considered received after payment by check is converted into federal funds. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

To purchase Class B Shares by wire, investors should call the Transfer Agent at 1-800-992-2085 prior to purchase. Federal funds should be wired as follows:
State Street Bank & Trust Co., ABA # 011000028 for credit to DDA # 9905-303-5.
Further credit to: The Expedition Funds      Fund--Class B Shares; Re:
(Shareholder name and account number). Payment by wire must be received before the Funds calculate their net asset value, normally 3:00 p.m. (Central time). Payment for all orders must be received within three days of placing the order. Shares can not be purchased by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed.

Under limited circumstances, arrangements may be made with Compass for same day receipt of purchase orders, to earn dividends of the Bond Fund that day. Investors interested in establishing such arrangements are requested to call their trade in by 1:00 p.m. (Central time), and are reminded that the Fund does reserve the right to refuse any purchase request.

WHAT SHARES COST

Class B Shares are sold at their net asset value next determined after an order is received, and are subject to a contingent deferred sales charge (See "Sales Charges--Class B Shares").

SALES CHARGES--CLASS B SHARES

If you redeem your Class B shares within five years of purchase, you will pay a contingent deferred sales charge at the rates set forth below. You will not be required to pay the contingent deferred sales charge on any exchange of your Class B shares of any Fund for Class B shares of any other Fund. See "Exchanges." The charge is assessed on an amount equal to the lesser of the then-current market value or the original cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

                     CONTINGENT DEFERRED
                      SALES CHARGE AS A
                     PERCENTAGE OF DOLLAR
                      AMOUNT SUBJECT TO
YEAR SINCE PURCHASE         CHARGE
-------------------  --------------------
First                       5.00%
Second                      4.00%
Third                       3.00%
Fourth                      2.00%
Fifth                       1.00%
Sixth                       0.00%
Seventh                     0.00%
Eighth                      0.00%

In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of Investment Shares acquired pursuant to the automatic conversion feature of Class B Shares, second of Class B Shares held for over five years or Class B Shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B Shares held longest during the five-year period, unless otherwise directed by a shareholder or his or her representative. This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Internal Revenue Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. In addition, Class B shareholders who automatically reinvest their dividends and distributions may redeem up to 12% in the aggregate per year of the value of their shares, determined at the time of each redemption, without payment of a contingent deferred sales charge. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

From time to time, some financial institutions, including Compass Brokerage, Inc. and its affiliates, may be reallowed up to the entire contingent deferred sales charge imposed on Class B shares. Firms that receive a reallowance of the entire sales charge may be considered underwriters for purposes of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the funds.

Any sales charge for Class B Shares sold other than through Compass Brokerage, Inc. or other registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares of a Fund.

CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B shares will automatically convert to Investment Shares and will no longer be subject to the higher distribution and service fees of the Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment of Class B Shares on a regular basis in a minimum amount of $100 for each Fund. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at a Bancshares banking affiliate and invested in Fund shares at the net asset value next determined after an order is received by the Transfer Agent. A shareholder may apply for participation in this program by calling their Compass Brokerage, Inc. personal investment officer or other authorized registered representative or the Transfer Agent.

DIVIDENDS

Dividends for the Bond Fund are declared daily and paid monthly and for the Equity Fund declared and paid monthly to shareholders of record. Dividends will be reinvested automatically in additional shares on payment dates without a sales charge unless cash payments are requested by writing to Compass, the Trust or the Transfer Agent as appropriate.

CAPITAL GAINS

Net capital gains realized by a Fund, if any, will be distributed at least once every twelve months and will be reinvested automatically in additional shares on payment dates without a sales charge unless cash payments are requested by writing to Compass, the Trust or the Transfer Agent as appropriate.

EXCHANGE PRIVILEGE
-------------------------------------------------------------------------------

CLASS B SHARES

Shareholders may exchange Class B Shares of a Fund for Class B Shares of any other Expedition Fund. Shares of Funds with a sales charge may be exchanged at net asset value for shares of other Funds with an equal sales charge or no sales charge. Shares of Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of funds sold with a sales charge at net asset value, plus the applicable sales charge imposed by the fund whose shares are being purchased. Neither the Trust nor either of the Funds imposes any additional fees on exchanges.

When an exchange is made from a Fund with a sales charge to a Fund with no sales charge, the shares exchanged and additional shares which have been purchased by reinvesting dividends on such shares retain the character of the exchanged shares for purposes of exercising further exchange privileges; thus, an exchange of such shares for shares of a fund with a sales charge would be at net asset value.

For purposes of calculating the Class B shares' eight year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B shares of the "old" Fund and the holding period for Class B shares of the "new" Fund are aggregated.

Shareholders of Class B Shares who exercise this exchange privilege must exchange shares having a net asset value of at least $1,000. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the participating fund into which an exchange is to be made.

Upon receipt of proper instructions and all necessary supporting documents Class B Shares submitted for exchange will be redeemed at the next-determined net asset value. If the exchanging shareholder does not have an account in the participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which shares are exchanged, unless otherwise specified by the shareholder. In the case where the new account registration is not identical to that of the existing account, a signature guarantee is required. (See "Redeeming Shares--By Mail.") Exercise of this privilege is treated as a redemption and new purchase for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The Trust reserves the right to modify or terminate the exchange privilege at any time. Shareholders would be notified within 60 days prior to any modification or termination.

EXCHANGE BY TELEPHONE. Shareholders may provide instructions for exchanges between participating Funds by calling the Transfer Agent at 1-800-992-2085. In addition, investors may exchange shares by calling their Compass Brokerage, Inc. personal investment officer or other authorized registered representative directly.

An authorization form permitting the Trust to accept telephone exchange requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the Transfer Agent, Compass Brokerage, Inc. or a Compass Brokerage, Inc. personal investment officer or other authorized registered representative.

Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Telephone exchange instructions must be received before 3:00 p.m. (Central time) for shares to be exchanged the same day.

WRITTEN EXCHANGE. A shareholder wishing to make an exchange of Class B Shares by written request may do so by sending it to: The Expedition Funds, P.O. Box 8010, Boston, Massachusetts 02266-8010. In addition, an investor may exchange shares by sending a written request to their Compass Brokerage, Inc. personal investment officer or other authorized registered representative directly.

REDEEMING SHARES
-------------------------------------------------------------------------------

CLASS B SHARES

Each Fund redeems shares at their net asset value next determined after receipt of the redemption request, reduced by any applicable contingent deferred sales charge for Class B Shares. Redemptions will be made on days on which the Funds compute their net asset values. A redemption request received after a Fund's net asset value has been determined will be priced at the next Business Day's net asset value. Telephone or written requests for redemptions of Class B Shares must be received in proper form and can be made through a Compass Brokerage, Inc. personal investment officer or other authorized registered representative or through the Transfer Agent.

BY TELEPHONE. Shareholders may redeem Class B Shares of the Funds by telephoning 1-800-992-2085. An authorization form permitting telephone redemption requests must be completed. For calls received before 3:00 p.m. (Central time), proceeds will normally be deposited into the shareholder's account, if any, at a Bancshares banking affiliate or a check will be mailed to the address of record on the next business day. In no event will it take more than seven days for proceeds to be wired or a check to be mailed after a proper request for redemption has been received. If, at any time, the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

None of Compass Asset Management, Compass Brokerage, Inc., the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust, Compass Asset Management, Compass Brokerage, Inc., and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. Such procedures may include taping of telephone conversations.

If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

BY MAIL. Shareholders may redeem Class B Shares of a Fund by sending a written request. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. Investors redeeming Class B Shares through the Transfer Agent should mail written requests to: The Expedition Funds--Class B Shares, P.O. Box 8010, Boston, Massachusetts 02266-8010.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

  . a trust company or commercial bank whose deposits are insured by the
    Bank Insurance Fund ("BIF"), which is administered by the FDIC;
  . a member of the New York, American, Boston, Midwest, or Pacific Stock
    Exchange;
  . a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
  . any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Trust does not accept signatures guaranteed by a notary public.

The Trust and the Transfer Agent adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Redemptions of $40,000 or greater for a Fund must be in writing and a signature guarantee must accompany the request. The Trust and the Transfer Agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any Class B Shares account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000. Before Class B Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement. These requirements do not apply, however, if the balance falls below the above-stated minimum because of changes in a Fund's net asset value.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

As used in this Prospectus, a "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, sub-advisory agreement, a change in a fundamental investment limitation or with respect to a material increase in 12b-1 distribution costs, the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or a Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

As of September 8, 1998, Compass Bank owned beneficially or of record 97.89% of the Bond Fund's shares and 91.45% of the Equity Fund's shares. Each of the foregoing interests is considered a controlling interest as defined by the Investment Company Act of 1940.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers.

The Adviser, Bancshares and certain of Bancshares' affiliates are subject to certain such banking laws and regulations. They believe, based on the advice of their counsel, that they may perform those services for the Funds contemplated by any existing agreement entered into with the Trust without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

A Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time, each Fund advertises its total return and the Bond Fund advertises its yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Bond Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the Funds' performance to certain indices.

ADDRESSES
--------------------------------------------------------------------------------

The Expedition Funds                                                    One Freedom Valley Road
                                                                        Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------------------
Distributor
                                    SEI Investments Distribution Co.    One Freedom Valley Road
                                                                        Oaks, Pennsylvania 19456
------------------------------------------------------------------------------------------------------------
Investment Adviser and Custodian
                                    Compass Bank                        15 S. 20th Street
                                                                        Birmingham, Alabama 35233
------------------------------------------------------------------------------------------------------------
Transfer Agent and Servicing Agent
                                    Transfer Agent                      Servicing Agent
                                    State Street Bank and Trust Company Boston Financial Data Services, Inc.
                                    225 Franklin Street                 Two Heritage Drive
                                    Boston, Massachusetts 02110         Quincy, Massachusetts 02171
------------------------------------------------------------------------------------------------------------
Independent Auditors
                                    Deloitte & Touche LLP               117 Campus Drive
                                                                        Princeton, New Jersey 08540
------------------------------------------------------------------------------------------------------------
Counsel
                                    Morgan, Lewis & Bockius LLP         1800 M Street, N.W.
                                                                        Washington, D.C. 20036
------------------------------------------------------------------------------------------------------------

Expedition Equity Fund
Expedition Bond Fund
Class B Shares

November 16, 1998


Distributor:
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania 19456

Investment Adviser and Custodian:
Compass Bank
15 S. 20th Street
Birmingham, Alabama 35233

Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston Massachusetts 02110

Servicing Agent:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

Independent Auditors:
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Counsel:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036

                           THE EXPEDITION BOND FUND
                          THE EXPEDITION EQUITY FUND

                     (PORTFOLIOS OF THE EXPEDITION FUNDS)

                      STATEMENT OF ADDITIONAL INFORMATION

                                CLASS B SHARES


This Statement of Additional Information is not a prospectus. It provides information about the activities and operations of Class B Shares of the Bond Fund and the Equity Fund, separate series of The Expedition Funds (the "Trust") in addition to the information provided in the Trust's prospectus dated November 16, 1998 (the "Prospectus") and should be read in conjunction with the Prospectus. The Prospectus may be obtained by writing to the Trust or calling toll-free 1-800-992-2085.

                        Statement dated November 16, 1998

TABLE OF CONTENTS

General Information About the Funds......................   1

Investment Objectives and Policies.......................   1

Investment Limitations...................................  10

The Expedition Funds Management..........................  13

Investment Advisory Services.............................  18

Brokerage Transactions...................................  18

Other Services...........................................  20

Purchasing Shares........................................  22

Determining Net Asset Value..............................  23

Redeeming Shares.........................................  24

Massachusetts Partnership Law............................  25

Tax Status...............................................  25

Fund Ownership...........................................  26

Total Return.............................................  27

Yield....................................................  28

Performance Comparisons..................................  28

Financial Statements.....................................  31

GENERAL INFORMATION ABOUT THE FUNDS
------------------------------------------

Each Fund is a portfolio in The Expedition Funds (the "Trust"). The Trust, formerly The Starburst Funds, was established as a Massachusetts business trust under a Declaration of Trust dated August 7, 1989.

Shares of The Expedition Bond Fund (the "Bond Fund") and The Expedition Equity Fund (the "Equity Fund") are offered in three classes, known as the Investment Shares, Institutional Shares and Class B Shares. This Statement of Additional Information relates only to Class B Shares of the Bond Fund and the Equity Fund. Each of the Bond and Equity Funds are referred to herein as a "Fund" and collectively as the "Funds." Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Fund's prospectus carefully.

INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------

INVESTMENT OBJECTIVES

The Bond Fund's investment objective is to provide current income. The Equity Fund's investment objective is to provide growth of capital, with a secondary objective of income. A Fund's investment objective cannot be changed without approval of shareholders.

INVESTMENT POLICIES

The investment policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

RATINGS

A nationally recognized statistical rating organizations' ("NRSROs") highest rating category is determined without regard for subcategories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. Government obligations in which the Bond Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

 .    the full faith and credit of the U.S. Treasury;

 .    the issuer's right to borrow from the U.S. Treasury;

 .    the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

 .    the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

 .    Farm Credit Banks;

 .    National Bank for Cooperatives;

 .    Federal Home Loan Banks;

 .    Farmers Home Administration; and

 .    Fannie Mae.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass through securities such as those issued by Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass through mortgage loan pools.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the appropriate Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Each Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

FUTURES AND OPTIONS TRANSACTIONS

Each of the Bond and Equity Funds may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts and options on financial futures contracts.

FINANCIAL FUTURES CONTRACTS

          A futures contract is a firm commitment by two parties, the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

          In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Bond Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Bond Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

PURCHASING PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

          Each Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

          A Fund would purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

          Alternatively, a Fund may exercise its put option. To do so, it could simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

WRITING CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

          In addition to purchasing put options on futures, each Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

          Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.

WRITING PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS

          Each Fund may write listed put options on financial futures contracts. When a Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As stock prices rise or interest rates decrease, the market price of the underlying futures contract normally increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the increase in market prices or decrease in interest rates.

          Prior to the expiration of the put option, or its exercise by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

PURCHASING CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS

          An additional way in which a Fund may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract. When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price.

          Prior to the exercise or expiration of the call option, a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATIONS ON OPEN FUTURES POSITIONS

          A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

          Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract.
          Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

          Each Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PURCHASING PUT AND CALL OPTIONS

          Each Fund may purchase put and call options. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

WRITING PUT AND CALL OPTIONS

          Each Fund may write covered put and call options to generate income. As writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. As a writer of a put option, a Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

          A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash or liquid assets with a value equal to or greater than the exercise price of the underlying securities.

LENDING OF PORTFOLIO SECURITIES

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED SECURITIES

Each Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resale of otherwise restricted securities to qualified institutional buyers.
The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination of the Trust's Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

 .    the frequency of trades and quotes for the security;

 .    the number of dealers willing to purchase or sell the security and the number of other potential buyers;

 .    dealer undertakings to make a market in the security; and

 .    the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

Each Fund requires the Fund's custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

ASSET BACKED SECURITIES

Asset Backed Securities in which the Bond Fund may invest are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Special Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer higher yield to compensate for any variation in average maturity.

REVERSE REPURCHASE AGREEMENTS

The Bond Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement the Bond Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Bond Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Bond Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and maintained until the transaction is settled.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

The Equity Fund may invest in SPDRS, which are securities that represent ownership in a unit investment trust (a "UIT") that holds a portfolio of common stocks designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). SPDRS may be obtained from the UIT directly or purchased in the secondary market. SPDRs are generally listed on the American Stock Exchange.

The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit.
The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Equity Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. Generally, ADRs are designed for trading in the U.S. securities market. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's's underlying security. The Equity Fund may invest in ADRs traded on registered exchanges or on NASDAQ and may also invest in ADRs not traded on an established exchange. While the Fund typically invests in sponsored ADRs, joint arrangements between the issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs, the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute shareholder communications or to pass through the voting rights on the deposited securities.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specific period.

FOREIGN SECURITIES

Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

PORTFOLIO TURNOVER

The Equity Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. The estimated annual rate of portfolio turnover will not exceed 100%. For the fiscal year ended October 31, 1997, the Equity Fund's portfolio turnover rate was 64.68%. For the fiscal years ended October 31, 1997 and 1996, the Bond Fund's portfolio turnover rates were 69.09% and 77% respectively.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

FUNDAMENTAL LIMITATIONS
The following are fundamental limitations of the Equity and Bond Funds. Fundamental investment limitations cannot be changed without shareholder approval.

DIVERSIFICATION OF INVESTMENTS

With respect to 75% of the value of each Fund's total assets, a Fund will not purchase securities of any one issuer (other than cash, cash items and securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

Under this limitation, as it relates to the Bond Fund, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

BUYING ON MARGIN

A Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

A Fund will not issue senior securities except that a Fund may borrow money and the Bond Fund may engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

A Fund will not borrow money or, with respect to the Bond Fund, engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Bond Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

A Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Neither the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options on securities nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge.

INVESTING IN REAL ESTATE

A Fund will not buy or sell real estate including limited partnership interests, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

A Fund will not purchase or sell commodities, except that a Fund may purchase and sell financial futures contracts and related options.

UNDERWRITING

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

A Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. (This shall not prevent the purchase or holding of U.S. Government securities, repurchase agreements covering U.S. Government securities, or other transactions which are permitted by a Fund's investment objective and policies.)

SELLING SHORT

A Fund will not sell securities short.

NON-FUNDAMENTAL LIMITATIONS

The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

A Fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including over-the-counter options and also including repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund will limit its respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. A Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such customary expenses.

The Trust and the Advisor have received an exemptive order from the Securities and Exchange Commission, which allows the Bond and Equity Funds to invest in shares of the Trust's money market funds, which are described in a separate prospectus and statement of additional information. Should a Fund invest in shares of the Trust's money market funds, the Trust's Board of Trustees will determine to what extent, if any, that the Adviser's advisory fees should be adjusted to reflect the impact of such investments.

WRITING COVERED PUT AND CALL OPTIONS AND PURCHASING PUT OPTIONS

A Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. When writing put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities. The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Bond Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

THE EXPEDITION FUNDS MANAGEMENT
------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Monitor Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.


     ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds(R), Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

     WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director and Secretary of SEI Investments and Secretary of the Administrator and the Distributor. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-
     1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

     EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Oak Associates Funds.

     JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

     MARK E. NAGLE (DOB 10/20/59) -- President and Chief Executive Officer -- Vice President of Fund Accounting and Administration for SEI Fund Resources and Vice President of the Administrator since 1996. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981 to September 1995.

     TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

     LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -
     - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

     KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Assistant Controller of SEI Investments since 1995; Vice President of SEI Investments since 1991; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

     JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

     SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Secretary of the Distributor since 1998; Vice President of the Distributor since 1988. Vice President and Assistant Secretary of the Manager since 1988. Assistant Secretary of the Distributor from 1988 to 1998.

     KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

     LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner,

     Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

     ROBERT DELLACROCE (DOB 12/17/63) -- Controller and Chief Financial Officer -- Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 - 1994.

     JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 2000 One Logan Square, Philaelphia, PA 19103-6993, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.


     ---------------------------
     *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

     **Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Trust.

     The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

===============================================================================================
                                                                                   TOTAL
                                                                               COMPENSATION
                                                                                   FROM
                                                                                REGISTRANT AND
                                                                                   FUND
                               AGGREGATE          PENSION OR                     COMPLEX*
                          COMPENSATION FROM      RETIREMENT       ESTIMATED      PAID TO
                            REGISTRANT FOR THE    BENEFITS         ANNUAL      TRUSTEES FOR
NAME OF PERSON,             FISCAL PERIOD FROM   ACCRUED AS PART  BENEFITS      THE FISCAL
 POSITION                  MAY 16, 1997 TO         OF FUND          UPON       PERIOD FROM
                           OCTOBER 31, 1997       EXPENSES       RETIREMENT    MAY 16, 1997
                                                                                    TO
                                                                                OCTOBER 31,
                                                                                   1997
-----------------------------------------------------------------------------------------------
John T. Cooney                 $1426               N/A              N/A          $1426 for
                                                                               services on 1
                                                                                  board
-----------------------------------------------------------------------------------------------
Frank E. Morris                $1426               N/A              N/A          $1426 for
                                                                               services on 1
                                                                                  board
-----------------------------------------------------------------------------------------------
Robert Patterson               $1426               N/A              N/A          $1426 for
                                                                               services on 1
                                                                                  board
-----------------------------------------------------------------------------------------------
Eugene B. Peters               $1426               N/A              N/A          $1426 for
                                                                               services on 1
                                                                                  board
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
James M. Storey, Esq.     $1426                N/A               N/A          $1426 for
                                                                              services on 1
                                                                              board
---------------------------------------------------------------------------------------------
William M. Doran, Esq.    N/A                  N/A               N/A          N/A
---------------------------------------------------------------------------------------------
Robert A. Nesher          N/A                  N/A               N/A          N/A
=============================================================================================


*The Trust is the only investment company in the "Fund Complex."

Officers and Trustees own less than 1% of  the Trust's outstanding shares.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES
------------------------------------------

ADVISER TO THE FUNDS

The Funds' investment adviser is Compass Bank, an Alabama state banking corporation (the "Adviser"). The Adviser is a wholly-owned subsidiary of Compass Bancshares, Inc. ("Bancshares"), a bank holding company organized under the laws of Delaware.

The Adviser shall not be liable to the Trust, a Fund, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Because of the internal controls maintained by the Adviser to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the Adviser's or its affiliates' lending relationships with an issuer.

ADVISORY FEES

For its advisory services, Compass Bank receives an annual investment advisory fee as described in the prospectuses.

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Funds paid the following advisory fees:

============================================================================
    Fund                Fees Paid                           Fee Waivers
             ---------------------------------------------------------------
                 1995      1996      1997      1995      1996         1997
----------------------------------------------------------------------------
Bond Fund      $434,754  $411,493  $478,461  $179,019  $137,165      $68,168
----------------------------------------------------------------------------
Equity Fund        *         *     $691,952      *         *            $0
============================================================================

     * An asterisk indicates that the Fund had not commenced operations as of the period indicated.


     BROKERAGE TRANSACTIONS
     ------------------------------------------

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

        For the fiscal year ended October 31, 1997, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

          Fund                   Total Dollar Amount                Total Dollar Amount of
                                          of                              Transactions
                                Brokerage Commissions            Involving Directed Brokerage
                                for Research Services          Commissions for Research Services
     =============================================================================================
          Bond Fund                        $0                                 $0
     ---------------------------------------------------------------------------------------------
          Equity Fund                   $259,247                         $245,107,815
     =============================================================================================



        For the fiscal years indicated, the Funds paid the following brokerage commissions:

======================================================================================================================
                                                                            % of Total          % of Total
                                            Total $ Amount of Brokerage     Brokerage           Brokerage
   Fund        Total $ Amount of Brokerage  Commision Paid to Affiliated    Commissions Paid    Transactions
               Commissions Paid             Brokers                         to the Affiliated   Effected Through
                                                                            Brokers             Affiliated Brokers
            ----------------------------------------------------------------------------------------------------------
               1995       1996     1997     1995    1996    1997    1997          1997                 1997
----------------------------------------------------------------------------------------------------------------------
Bond Fund      N/A        N/A      N/A      N/A     N/A     N/A     N/A            0                    0
----------------------------------------------------------------------------------------------------------------------
Equity Fund     *          *    $332,823     *       *      $0       0             0                    0
======================================================================================================================

        * An asterisk indicates that the Fund had not commenced operations as of the period indicated.

        "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. At October 31, 1997, the following Funds held securities of the Trust's "regular brokers or dealers" as follows: the Bond Fund held repurchase agreements valued at $1,159,000 at the fiscal year end with Merrill Lynch; and the Equity Fund held repurchase agreements valued at $3,146,000 with Merrill Lynch at the fiscal year end.

OTHER SERVICES
---------------------------

FUND ADMINISTRATION

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Trust for three years.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Monitor Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.
For the fiscal year ended October 31, 1997, the Administrator (since June 9,
1997) earned $96,779 and $186,608 for the Bond Fund and the Equity Fund, respectively, of which $0 and $0 were voluntarily waived. Federated Administrative Services, a subsidiary of Federated Investors, previously provided administrative personnel and services to the Bond Fund. For the fiscal years ended October 31, 1997 (until June 9, 1997), 1996 and 1995, the Bond Fund incurred $62,443, $78,143 and $80,898, respectively, for administrative services, on which there were no voluntary fee waivers.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") which applies to each Fund's classes of shares.

CUSTODIAN

Compass Bank, Birmingham, Alabama, which is also the Adviser, is custodian for the securities and cash of the Funds for which it receives an annual fee of 0.02% of each Fund's average aggregate daily net assets and is reimbursed for its out-of-pocket expenses.

TRANSFER AGENT AND SERVICING AGENT

State Street Bank and Trust Company (the "Transfer Agent") serves as transfer agent for the Trust and Boston Financial Data Services, Inc. (the "Servicing Agent") serves as the Trust's servicing agent. The fee paid to the Transfer Agent is based upon the size, type and number of accounts and transactions made by shareholders. The Transfer Agent pays the Servicing Agent's compensation.

INDEPENDENT AUDITORS

The independent auditors for the Trust are Deloitte & Touche LLP,
Princeton, New Jersey.

PURCHASING SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value on days when the New York Stock Exchange (the "NYSE") is open for business. The procedures for purchasing shares of the Funds is explained in the appropriate prospectus under "Investing in Shares".

The Adviser, Compass Brokerage, Inc. and the other affiliates of Bancshares which provide shareholder and administrative services to the Funds sometimes are referred herein as "Compass."

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Trust has adopted a Plan for the Class B Shares of the Funds pursuant to Rule 12b-1 (the "12b-1 Plan") which was promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. The 12b-1 Plan provides for payment of fees to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the 12b-1 Plan. Such activities may include the advertising and marketing of shares; preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers or administrators; and implementing and operating the 12b-1 Plan. Pursuant to the 12b-1 Plan, the Distributor may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to shares.

     The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions; wiring funds and receiving funds for Share purchases and redemptions; confirming and reconciling all transactions; reviewing the activity in Fund accounts; and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Trust's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Shares and prospective shareholders.

     The Trustees expect that the adoption of the 12b-1 Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

     For the fiscal year ended October 31, 1997, the Trust had not commenced the offering of Class B Shares.

===========================================================================
                Total            Total
            Distribution      Distribution      Sales    Printing   Other
  Fund        Expenses          Expenses      Expenses    Costs     Costs
                               (as a % of
                               net assets)
---------------------------------------------------------------------------
Bond Fund        N/A             .00%*          N/A        N/A       N/A
---------------------------------------------------------------------------
Equity Fund**    N/A             .25%           N/A        N/A       N/A
===========================================================================
     * Reflects voluntary fee waiver in effect for the period indicated.
     ** Investment Shares of the Fund had not commenced operations as of the period indicated.

     CONVERSION TO FEDERAL FUNDS

     It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds.

DETERMINING NET ASSET VALUE
------------------------------------

Net asset value generally changes each day for each of the Funds. Net asset value is calculated on days on which the New York Stock Exchange is open for business. Currently the Funds are closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


DETERMINING MARKET VALUE OF SECURITIES

Market values of a Fund's portfolio securities are determined as follows:

     .    as provided by an independent pricing service;

     . for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Trustees determine this is not fair value; or

     .    at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:

     .    yield;

     .    quality;

     .    coupon rate;

     .    maturity;

     .    type of issue;

     .    trading characteristics; and

     .    other market data.

Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers.

REDEEMING SHARES
-------------------------

Each Fund redeems shares at the next computed net asset value after the Transfer Agent receives the redemption request, less any applicable contingent deferred sales charge. Redemption procedures are explained in the Fund's prospectus under "Redeeming Shares." Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from each respective Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW
-----------------------------------

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument that the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS
-----------------------

Each Fund intends to pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

     . derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

     .    invest in securities within certain statutory limits; and

     . distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders are subject to federal income tax on dividends and capital gains, if any, received as cash or additional shares.

No portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

          CAPITAL GAINS

               Shareholders will pay federal tax at capital gains rates on long-term capital gains, if any, distributed to them regardless of how long they have held the Fund shares. Capital gains, if any, will be distributed at least once every 12 months.

FUND OWNERSHIP
---------------------

As of September 8, 1998, the following persons were the only persons who were record holders of 5% or more of the shares of the Bond Fund: Compass Bank, Attn:
Trust Oper. 3rd Level S, P.O. Box 10566, Birmingham, AL 35296-0001, 97.89% (Institutional Shares).

As of September 8, 1998, the following persons were the only persons who were record holders of 5% or more of the shares of the Equity Fund: Donaldson Lufkin Jenrette,

     Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 11.01% and James C. Plummer PC, Collateral Account, 1010 Lamar Suite 1510, Houston, TX 77002-6315, 9.40% (Investment Shares); Compass Bank, Attn:
     Trust Oper. 3rd Level S, P.O. Box 10566, Birmingham, AL 35296-0001, 91.45%, Compass Bank Trustee for Compass Bancshares Inc., 401K Pla c/o Benefit Services Corporation, 1375 Peachtree St. NE, Suite 300, Atlanta, GA 30309-3112, 5.78% (Institutional Shares).

     TOTAL RETURN
     -------------------

     The average total returns for the Funds from inception through October 31, 1997 were as follows:

========================================================================
FUND                CLASS/(1)/           AVERAGE ANNUAL TOTAL RETURN
                                     ===================================
                                      ONE YEAR  FIVE    TEN     SINCE
                                                YEARS  YEARS  INCEPTION*
------------------------------------------------------------------------
Bond Fund      Institutional Shares     N/A      N/A     N/A    **9.58
               ---------------------------------------------------------
               Investment Shares        6.41     5.31    N/A      5.94
                   (no load)
               ---------------------------------------------------------
               Investment Shares        2.13     4.45    N/A      5.15
                    (load)
------------------------------------------------------------------------
               Institutional Shares     N/A      N/A     N/A    **7.89
               ---------------------------------------------------------
Equity Fund    Investment Shares        N/A      N/A     N/A      N/A
                  (no load)
               ---------------------------------------------------------
               Investment Shares        N/A      N/A     N/A      N/A
                   (load)
========================================================================

     * Investment Shares of the Bond Fund were initially offered to the public on April 20, 1992. Institutional Shares of the Bond Fund and Institutional Shares of the Equity Fund were initially offered to the public on June 13, 1997. Investment Shares of the Equity Fund were not offered to the public during the fiscal year ended October 31, 1997. The Trust did not offer Class B Shares as of October 31, 1997. Because Class B Shares are subject to different sales charges and expense levels, the total return and yield will ordinarily differ from the total return and yield of the Investment Shares or Institutional Shares.

     ** Annualized

     The average annual total return for a Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. Total return may also be shown without giving effect to any sales charge.

YIELD
---------------------------

THE BOND FUND

The Bond Fund's yield for the thirty-day period ended October 31, 1997 was as follows: Institutional Shares 5.04% and Investment Shares 4.83%.

The yield for the Bond Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS
------------------------------

A Fund's performance of both classes of shares depends upon such variables as:

     .    portfolio quality;

     .    average portfolio maturity;

     .    type of instruments in which the portfolio is invested;

     .    changes in interest rates and market value of portfolio securities;

     .    changes in the Fund's (or class's) expenses;

     .    the relative amount of Fund cash flow; and

     .    various other factors.

A Fund's performance fluctuates on a daily basis largely because net earnings and, with respect to the Funds, because their offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

     . LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Funds will quote their Lipper rankings in advertising and sales literature. The Bond Fund will use the "Short-Intermediate Government Funds" and/or "Short-Intermediate Corporate Funds" categories; and the Equity Fund will use the "Growth and Income Funds" category.

     . THE SALOMON BROTHERS TOTAL RATE-OF-RETURN INDEX for mortgage pass through securities reflects the entire mortgage pass through market and reflects their special characteristics. The index represents data aggregated by mortgage pool and coupon within a given sector. A market weighted portfolio is constructed considering all newly created pools and coupons.

     . THE MERRILL LYNCH TAXABLE BOND INDICES include U.S. Treasury and agency issues and were designed to keep pace with structural changes in the fixed income market. The performance indicators capture all rating changes, new issues, and any structural changes of the entire market.

     . MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     . LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. Government or its agencies; corporate bonds guaranteed by the U.S. Government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

     . LIPPER GROWTH & INCOME FUND INDEX is a net asset value weighted index of the 30 largest funds with a growth and income investment objective. It is calculated daily with adjustments for income dividends and capital gains distribution as of the ex-dividend dates.

     . LIPPER SHORT-INTERMEDIATE GOVERNMENT FUND INDEX is a net asset value weighted index of the 10 largest funds with a short-intermediate government investment objective. It is calculated daily with adjustments for income dividends and capital gains distribution as of the ex-dividend dates.

     . LIPPER SHORT-INTERMEDIATE CORPORATE FUND INDEX is a net asset value weighted index of the 10 largest funds with a short-intermediate corporate investment objective. It is calculated daily with adjustments for income dividends and capital gains distribution as of the ex-dividend dates.

     . S & P SMALL CAP 600 INDEX -- a capitalization-weighted index of 600 domestic stocks having market capitalizations which reside within the 50th and the 83rd percentiles of the market capitalization of the entire stock market, chosen for certain liquidity characteristics and for industry representation.

     . S&P 500 INDEX is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

     . S&P MID CAP 400 INDEX consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     . WILSHIRE 5000 EQUITY INDEX measures performance of all US headquartered equity securities with readily available price data. Approximately 6,000 capitalization weighted security returns are used to calculate the index.

     . S&P 1500 INDEX is a combination of the S&P 500, the S&P Mid Cap 400 Index, and the S&P Small Cap 600 Index, it calculates a composite index based on those 1500 issues.

     . CONSUMER PRICE INDEX ("CPI" OR "COST OF LIVING INDEX"), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Advertisements and other sales literature for a Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

Advertisements may quote performance information which does not reflect the effect of the sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect a Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, more than 63 million individuals are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the 6,368 mutual funds available.

FINANCIAL STATEMENTS
----------------------------

The financial statements of the Funds for the fiscal year ended October 31, 1997, including notes thereto and the report of Deloitte & Touche LLP thereon are herein incorporated by reference. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                       31